ASTOR DYNAMIC ALLOCATION FUND

Class A	Ticker: ASTLX
Class C	Ticker: ASTZX
Class I	Ticker: ASTIX

ASTOR MACRO ALTERNATIVE FUND

Class A	Ticker: ASTMX
Class C	Ticker: ASTGX
Class I	Ticker: GBLMX

ASTOR SECTOR ALLOCATION FUND

Class A	Ticker: ASPGX
Class C	Ticker: CSPGX
Class I	Ticker: STARX

(each a series of Northern Lights Fund Trust)

Supplement dated May 29, 2019 to the Prospectus

dated November 28, 2018

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The following disclosure has been added before the Privacy Notice as Appendix A in the Prospectus.

Automatic conversion of Class C shares. Class C shares purchased through a platform or account will automatically convert to Class A shares in the month of the 10th anniversary of the purchase date. No sales charges will be imposed as a result of such automatic conversion. Automatic conversions are not taxable events under the Internal Revenue Code of 1986, as amended.

Sales Charge Waiver Policies Applied by Certain Intermediaries

Shareholders purchasing fund shares through certain platforms or accounts are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Effective March 1, 2019, shareholders purchasing fund shares through a platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of a platform or its affiliates and their family members as designated by a platform.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the conversion policies and procedures of a specific platform.

CDSC Waivers on Classes A and C shares available on a platform

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay platform fees but only if the transaction is initiated by a platform.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available on a platform: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household on a platform. Eligible fund family assets not held on a platform may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated November 28, 2018, and Statement of Additional Information (“SAI”), dated November 28, 2018. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.